UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported): December 7, 2006
CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)
Texas
(State or Other Jurisdiction of Incorporation)

001-09645 (Commission File Number)	74-1787539 (IRS Employer Identification No.)
200 East Basse Road
San Antonio, Texas 78209
(Address of Principal Executive Offices, Including Zip Code)
210-822-2828
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT
Item 8.01 Other Events.
     1. Setting of Record Date.
     Clear Channel Communications, Inc. (the “Company”) has established 5:00 p.m. Central Standard Time on December 18, 2006 as the record date to determine those holders of its common stock, par value $0.10 per share, who will be entitled to notice of and to vote at a special meeting of the Company’s shareholders. The special meeting is being called (i) to vote upon and approve the Agreement and Plan of Merger, dated as of November 16, 2006 (the “Merger Agreement”) by and among the Company, BT Triple Crown Merger Co., Inc., B Triple Crown Finco, LLC and T Triple Crown Finco, LLC, (ii) to consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement, and (iii) to transact such other business that may properly come before the special meeting or any adjournments thereof.
     2. Expiration of Go-Shop Period.
     Pursuant to Section 6.07 of the Merger Agreement, the Company’s right to initiate, solicit and encourage “Competing Proposals” (as defined in the Merger Agreement) from third parties terminated at 11:59 p.m. Eastern Standard Time on December 7, 2006. The Company did not receive any Competing Proposals prior to that time.
Important Additional Information Regarding the Merger will be filed with the SEC:
In connection with the proposed merger between the Company and BT Triple Crown Merger Co., Inc., the Company will file a proxy statement and other documents with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. A definitive proxy statement will be sent to security holders of the Company seeking their approval of the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained free of charge on the Company’s website at www.clearchannel.com or by directing a request to Clear Channel Communications, Inc., 200 East Basse Road, San Antonio, Texas 78209, Attention: Investor Relations.
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed Merger. Information about the Company and its directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on March 14, 2006. Shareholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, which will be filed with the SEC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.
Date: December 11, 2006	By:	/s/ Herbert W. Hill, Jr.
Herbert W. Hill, Jr.
SVP Chief Accounting Officer